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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-88093 and No. 333-86133) of Interstate Hotels Corporation and its subsidiaries of our report dated February 16, 2000 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K/A.



April 28, 2000
Pittsburgh, Pennsylvania